Supplement dated June 2, 2025, to the Statutory Prospectus dated May 1, 2025, for the Pacific Odyssey Advantage Variable Annuity individual flexible premium deferred variable annuity contracts issued by Pacific Life Insurance Company and Pacific Life & Annuity Company

The purpose of this supplement is to correct certain references to optional benefit charges. This supplement must be preceded or accompanied by the Initial Summary Prospectus, or Statutory Prospectus, as applicable, (collectively, the "Prospectuses") for your Contract, as supplemented Capitalized terms used in this supplement are defined in your Prospectus unless otherwise defined herein. "We'', "us'', or "our" refer to Pacific Life Insurance Company or Pacific Life & Annuity Company, as applicable; "you" or "your" refer to the Contract Owner. You can obtain a copy of the current Prospectus by contacting us at (800) 722-4448 or (800) 748-6907 for New York contracts, or online at PacificLife.com/Prospectuses. Please retain this supplement for future reference.

As of May 1, 2025, the following Guaranteed Minimum Withdrawal Benefit Maximum Charge in the Optional Benefit Expenses section of the Annual Contract Expenses table has been deleted and replaced with the following:

Optional Benefit Expenses
Guaranteed Minimum Withdrawal Benefit Maximum Charges (as a percentage of the Protected Payment Base)[2]
Portfolio Income Benefit[2]	2.50%

2 The current charge for new elections for these riders is disclosed in a Rate Sheet Prospectus Supplement.

As of May 1, 2025, the Annual Charge Percentage Table in the CHARGES, FEES AND ADJUSTMENTS section has been deleted and replaced with the following:

Annual Charge Percentage Table

Optional Living Benefit Rider	Maximum Annual Charge Percentage Under the Rider	To determine the amount to be deducted, the Annual Charge Percentage[1] is multiplied by the:	The Charge is deducted on each:
Portfolio Income Benefit	2.50%	Protected Payment Base[2]	Quarterly Rider Anniversary

1 The quarterly charge is ¼ of the annual charge percentage multiplied by the Protected Payment Base.

2 The Protected Payment Base is defined in the Rider Terms subsection for each rider referenced above. See the OPTIONAL LIVING BENEFIT RIDERS section for each rider.

Form Nos. ODYADVSUPP0625

ODYADVNYSUPP0625